SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2001


                               SPACIAL CORPORATION
             (Exact name of registrant as specified in its charter)




        Delaware                    000-26645               11-2602030
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)       Identification Number)



             Brown Place and East 132nd Street
                      Bronx, New York                       10454
         (Address of principal executive offices)        (Zip Code)



                                 (718) 292-1920
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition of Assets.

     Pursuant to a short form merger effective as of October 31, 2001 (the "Merger"), Spacial Corporation (the "Registrant") merged with its wholly owned subsidiary, Alliance Environmental Technologies Inc., a Delaware corporation ("Alliance"). References to "Alliance" herein mean Alliance before the Merger; references to the "Registrant" mean the Registrant before the Merger, and the combined entities after the Merger. Pursuant to the Merger, the Registrant acquired all of the assets and assumed all the liabilities of Alliance and the Registrant's name was changed to "Alliance Environmental Technologies, Inc."

Business Of Alliance

     Alliance, an entity formerly owned by the Registrant's President, James J. Solano Sr., is in the construction and demolition business and provides environmental engineering services. Effective as of October 31, 2001, all of the capital stock of Alliance was assigned to the Registrant by Solano as a capital contribution. Alliance has performed certain demolition related services relating to the cleanup and removal of debris from the September 11, 2001 World Trade Center tragedy, and has certain bids under consideration for additional environmental and demolition work, as well as bids for the purchase and resale of steel in connection with the World Trade Center clean up efforts. In addition, Alliance has entered into an agreement with Caterpillar World Trading Corporation ("Caterpillar World") wherein, Alliance has acquired certain heavy equipment from Caterpillar World which is paid for by Alliance in the form of scrap metal. In turn, Caterpillar World has agreed to market the scrap metal to various mills and foundries in North America and Europe. To date, $1,000,000 of heavy equipment has been acquired under said agreement, which equipment was initially used in connection with the World Trade Center projects. The parties have additionally agreed that up to an additional $1,000,000 of equipment may be acquired by Alliance under such agreement.

     In addition, Solano had guaranteed a 90 day loan made to Alliance by SEBE Management Corp. Profit Sharing Trust, in the amount of $50,000, which monies were used to fund the World Trade Center related and other projects of both Alliance and the Registrant. The note bears interest at a rate of 12.5% per annum, and is secured by a personal guarantee along with a pledge by Mr. Solano of 16,667 shares of Common Stock of the Registrant owned by him.


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

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  In accordance with Item 7(a)(4) of Form 8-K, the Company will file the financial statements of the business acquired as required by Item 7(a)(1) within sixty days after the filing of this Report.

         (b)      Pro Forma Financial Information.

                  In accordance with Item 7(b)(2) of Form 8-K, the Company will file the pro-forma financial information required by Item 7(b) within sixty days after the filing of this Report.

         (c)      Exhibits.

                  Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
------        -----------
2.1           Plan and Agreement of Merger of Spacial Corporation and its Wholly
              Owned Subsidiary Alliance Environmental Technologies Inc., dated as of October 31, 2001.

3.1 Certificate of Ownership and Merger of Alliance Environmental Technologies Inc., into Spacial Corporation, dated as of October 31, 2001.

10.1 Letter Agreement, dated as of October 4, 2001, from Caterpillar World Trading Corporation to Alliance Environmental Technologies Inc. relating to equipment.

10.2 12.5% Promissory Note, dated August 10, 2001, in the principal amount of $50,000.

99.1 Pledge and Escrow Agreement, dated August 10, 2001, by and between James J. Solano, Sr. as Assignor, SEBE Management Corp. Profit Sharing Trust and Ross & Cohen, LLP as Escrowee.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:        November 14, 2001

                                       ALLIANCE ENVIRONMENTAL TECHNOLOGIES INC.



                                       By: /s/ James J. Solano Sr.
                                           ------------------------------
                                           James J. Solano Sr., President


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description
------        -----------
2.1           Plan and Agreement of Merger of Spacial Corporation and its Wholly
              Owned Subsidiary Alliance Environmental Technologies Inc., dated as of October 31, 2001.

3.1 Certificate of Ownership and Merger of Alliance Environmental Technologies Inc., into Spacial Corporation, dated as of October 31, 2001.

10.1 Letter Agreement, dated as of October 4, 2001, from Caterpillar World Trading Corporation to Alliance Environmental Technologies Inc. relating to equipment.

10.2 12.5% Promissory Note, dated August 10, 2001, in the principal amount of $50,000.

99.1 Pledge and Escrow Agreement, dated August 10, 2001, by and between James J. Solano, Sr. as Assignor, SEBE Management Corp. Profit Sharing Trust and Ross & Cohen, LLP as Escrowee.


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